UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2021

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 East Sunrise Blvd., Suite 1204 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 449-4703

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CLNH	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Member of the Board of Directors

On July 14, 2021, the Board of Directors (the “Board”) of Clinigence Holdings, Inc., (the "Company") reappointed Mark Fawcett as a member of the Board of Directors and Chairman of the Compensation Committee. Mr. Fawcett shall hold office until the next annual election and until his successor is duly elected and shall qualify, unless sooner, in accordance with the By-laws of the Company.

Mr. Fawcett has served as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. (“FMCH”) and its subsidiaries. FMCH is a wholly-owned subsidiary of Fresenius Medical Care AG & Co. KGaA (NYSE: FMS) (collectively with FMCH and their respective subsidiaries, “FMS”). FMS is a leading provider of chronic kidney failure products and services. Prior to joining FMS, Mr. Fawcett was a director of corporate finance at BankBoston beginning in 1997. Mr. Fawcett held various positions of increasing responsibility beginning in 1988 as an investment banker with Merrill Lynch in New York and London, and then at The Bank of New York.

Mr. Fawcett has been a member of the board of directors of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) (“ApolloMed”) since January 2016 and previously served as member of the Board and Chairman of the Compensation Committee of the Company from October 2019 to June 2020. Mr. Fawcett graduated with a B.A. in psychology from Wesleyan University and a M.B.A. from Columbia Business School at Columbia University.

Mr. Fawcett’s qualifications to serve on our Board of Directors include his position as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc., his previous experience serving as a member of the Board of the Company and his experience as a director of corporate finance and as an investment banker.

There are no transactions in which Mr. Fawcett has an interest requiring disclosure under Item 404(a) of Regulation S-K or any family relationships requiring disclosure under Item 401(d) of Regulation S-K.

As previously reported on Form 8-K dated April 13, 2021, the Board of Directors of the company accepted the resignation of Mr. Randall Stern.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 22, 2021

Clinigence Holdings, Inc.

By: /s/ Michael Bowen

Michael Bowen

Chief Financial Officer

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